                                                                     EXHIBIT (G)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gene R. Artemenko, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000



                                                  /s/ Gene R. Artemenko
                                              ------------------------------
                                                      Gene R. Artemenko

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000



                                                    /s/ James C. Barr
                                              ------------------------------
                                                        James C. Barr

                                 POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Daniel Dumont, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000



                                                   /s/ Edgar F. Callahan
                                              ------------------------------
                                                       Edgar F. Callahan

                                 POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Daniel Dumont, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000



                                                   /s/ Robert M. Coen
                                              ------------------------------
                                                       Robert M. Coen

                                 POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John T. Collins, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Daniel Dumont, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000



                                                   /s/ John T. Collins
                                              ------------------------------
                                                       John T. Collins

                                 POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Daniel Dumont, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000


                                                  /s/ Thomas S. Condit
                                              ------------------------------
                                                      Thomas S. Condit

                                 POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Daniel Dumont, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 23, 2000




                                                 /s/ Wendell A. Sebastian
                                              ------------------------------
                                                     Wendell A. Sebastian

                                 POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gary Oakland, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: October 23, 2000



                                                     /s/ Gary Oakland
                                              ------------------------------
                                                         Gary Oakland

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Douglas Grip, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: October 23, 2000



                                                    /s/ Douglas Grip
                                              ------------------------------
                                                        Douglas Grip

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, D. Michael Riley, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: October 23, 2000



                                                   /s/ D. Michael Riley
                                              ------------------------------
                                                       D. Michael Riley

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty Hobbs, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: October 23, 2000



                                                     /s/ Betty Hobbs
                                              ------------------------------
                                                         Betty Hobbs

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Judith E. Sandberg, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: October 23, 2000



                                                  /s/ Judith E. Sandberg
                                              ------------------------------
                                                      Judith E. Sandberg

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Daniel Dumont, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, Judith E. Sandberg, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: October 23, 2000



                                                   /s/ John Perlowski
                                              ------------------------------
                                                       John Perlowski